SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2015


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	    000-6658        04-2217279
___________	  ____________	  __________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

              80 Orville Drive, Suite 102
                Bohemia, New York 11716
__________________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


The Employment Agreements of Helena R. Santos, as President, Robert P. Nichols, as Executive Vice President, and Brookman
P. March, President of the Company's subsidiary, Altamira Instruments, Inc. have been extended to June 30, 2016 on the same terms and conditions as their respective agreements except that the annual compensation for the fiscal year ending June 30, 2016 will be $157,080 for Ms. Santos, $141,780 for Mr. Nichols and $142,800 for Mr. March, which in each case will be increased to an amount, if any, that represents the same percentage increase from $154,000, for Ms. Santos and $139,000 for Mr. Nichols and $140,000 for Mr. March.





ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.        Exhibit
___________        _____________________________
10A-1		   Copy of Extension to Amended Employment Agreement
		   dated, June 9, 2015 of Helena R. Santos

10A-2		   Copy of Amended Employment Agreement
		   dated, June 9, 2015 of Robert P. Nichols

10A-3 Copy of Second Amendment to Employment Agreement dated, June 9, 2015 of Brookman P. March


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	June 9, 2015
			           By: /s/ Helena R. Santos
                                   __________________________________

			           Helena R. Santos,
			           President and Chief Executive
 			           Officer